                                                              EXHIBIT 10.7
                                                              ------------
                                                         CONFIDENTIAL TREATMENT
                                                                REQUESTED


                                RELEASENOW.COM
               Electronic Software Distribution (ESD) Agreement

This Electronic Software Distribution Agreement (the "Agreement") is made and entered into on June 28, 1999, by and between RELEASENOW.COM, a Delaware Corporation with principal offices located at 990 Commercial Street, San Carlos, California 94070 ("Distributor"), and Macromedia, a Delaware Corporation located at 600 Townsend Street, San Francisco, CA 94103 ("Vendor").

Background
----------

A. Vendor is the owner of all relevant rights to the Software identified in Exhibit C (Royalty Schedules).
B. Vendor and Distributor desire to enter into an Electronic Distribution Agreement to define the terms and conditions under which Distributor will prepare and sell Vendor's Software and associated electronic Documentation via electronic distribution to End Users.

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions
--------------

1.1 "Confidential Information" means proprietary and other valuable information, regardless of form, communicated by one party ("Disclosing Party") to the other party ("Receiving Party), including, without limitation, technical information, trade secrets, know how, specifications, financial and pricing information, market research and computer code.
1.2 "Distributor Materials" means any electronic marketing materials provided by Vendor for inclusion in an electronic package containing Software, Documentation and End User License Agreement, as outlined in Exhibit F.
1.3 "Documentation" means all electronic collateral materials normally provided from time to time by Vendor to End Users for use of the Software (such as electronic user manuals, templates, reference guides, digitized product photos and graphic images, and electronic data sheets), which are identified in Exhibit F, and all subsequent versions thereof provided to Distributor pursuant to this Agreement.
1.4 "End User" means a person or entity that acquires the Software for use rather than for resale or distribution.
1.5 "End User License Agreement" means the written license agreement attached as Exhibit E, and provided in electronic form, which governs the use of the Software by End Users and is to be included with each copy of the Software prepared by Distributor hereunder.
1.6 "Licensed Materials" means the Software, Documentation, Distributor Materials and End User License Agreement.
1.7 "Point of Sale" means a web site on the World Wide Web or other point of sale for distribution and electronic sale of software.
1.8 "Point of Sale Provider" means a third party who provides one or more Points of Sale, pursuant to a Point of Sale Provider Agreement, through which Distributor may distribute Software to End Users.
1.9 "Product" means a copy of the Software, Documentation, End User License Agreement, and Distributor Materials, if any, prepared together in accordance with this Agreement.
1.10 "Software" means the executable object code for Vendor's Software identified in Exhibit C, including all subsequent versions thereof provided to Distributor pursuant to this Agreement. All references to the "sale" of Software are to the sale of a license to use the Software.
1.11 "Territory" means all countries in the world except: countries to which export or re-export of any Product, or products incorporating Product, is prohibited by United States law without first obtaining the permission of the United States Office of Export Administration or its successor, and countries that may be hereafter excluded pursuant to the terms of this Agreement.
1.12 "Vendor Trademarks" means the trademarks, trade names, and logos used by Vendor that are identified in Exhibit C.
1.13 "SalesAgent" shall mean the current version, in object code form only, of that certain software product of Distributor currently known as "SalesAgent" as specified in Exhibit A, hereto, which is integrated with a copy of the Software, Documentation, End User License Agreement, and Distributor Materials, if any, to create a Product that allows for the encryption and limited use of the Software, followed by subsequent collection of payment for the Software from an End User. Following the completion of payment verification and collection, SalesAgent de-encrypts the Product, thereby leaving a version of the Software, Documentation, End User License Agreement, and Distributor Materials, if any, in its place.
1.14 "Transaction Processing Services" shall mean Distributor's transaction processing services as specified in Exhibit A which allows End Users to purchase Software under this Agreement.

2. License
----------

2.1 Rights Granted to Distributor. Subject to the terms and conditions of this Agreement, Vendor grants Distributor a worldwide, non-exclusive license and right to:
     a)   Reproduce the Software, Documentation, and End User License Agreement;
     b)
     c) Prepare the Software, Documentation, Distributor Materials, and End User License Agreement in the manner specified under this Agreement to create Products;
     d) Use the Vendor Trademarks in connection with the replication of the Software, the preparation of the Documentation, and preparation and distribution of the Software, in the manner specified under this Agreement;
     e) In connection with Vendor's marketing efforts from web sites selected by Vendor and approved by Distributor

[***] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

          and not through Distributor's own or third party Points of Sale (the "Release Point of Sale Network") or through the Publisher Direct Program, distribute and sell the Software as set forth below in
          Section 3.1.
2.2 Optional Distribution License. On a Product-by-Product basis and subject to the terms and conditions of this Agreement, Vendor may grant to Distributor, and Distributor may accept from Vendor, a non-exclusive right and license, to copy, distribute and sell the Software to End Users in the Territory marketed through Distributor's own or third party Points of Sale (the "Release Point of Sale Network") or through the Publisher Direct Program (as defined below in Section 3.6.2). These licenses will not be effective unless specifically acknowledged by Vendor, in writing.
2.3 License To Vendor. Subject to the terms and conditions set forth in this Agreement, Distributor grants Vendor a nonexclusive, nontransferable, nonsublicenseable license for the term of this Agreement (a) to use, reproduce and transmit SalesAgent, solely as integrated into the Product, in connection with download of the Product to End-Users as set forth below in Section 3.1.
2.4 Rights Reserved for Vendor. Distributor acknowledges that the Software and Documentation are the property of the Vendor or its licensors and that Distributor has no rights in the foregoing except those expressly granted by this Agreement. Nothing herein shall be construed as restricting Vendor's right to sell, lease, license, modify, publish, or otherwise distribute the Software or Documentation, in whole or in part, to any other person. Distributor shall not decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code (or the underlying ideas or algorithms) of the object code of Software, nor shall Distributor assist any third party in doing any of the foregoing.
2.5 Rights Reserved for Distributor. Vendor acknowledges that SalesAgent is the property of the Distributor or its licensors and that Vendor has no rights in the foregoing except those expressly granted by this Agreement. Nothing herein shall be construed as restricting Distributor's right to sell, lease, license, modify, publish, or otherwise distribute SalesAgent, in whole or in part, to any other person. Vendor shall not decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code (or the underlying ideas or algorithms) of the object code of SalesAgent, nor shall Vendor assist any third party in doing any of the foregoing.

3. Distribution
---------------

3.1 Distribution Process. Distributor will prepare the Software, Documentation, End User Licenses and Distributor Materials, if any, using SalesAgent to create Products as outlined in Exhibit A (Technology and Service Specifications). Vendor shall market the Software from web sites selected by Vendor and approved by Distributor. End-Users will be able to download Products (which will allow the End-User only limited access to the functionality of the underlying Software without first purchasing the Software) from such web sites. End-Users wishing to purchase the Software will be directed to Distributor to make such purchase (via on-line connection, phone or facsimile). Distributor shall utilize its Transaction Processing Services to receive payments from End-Users, process the transactions, and provide End-Users with means to access the full functionality of the Software by decrypting Products, leaving Software, Documentation, End User License Agreements, and Distributor Materials, if any, in their place. For every purchase of Software made by an End User under the distribution set forth in this Section 3.1, Distributor shall pay to Vendor a fee to be calculated as set forth in Exhibit B under the heading "Remittance Fee" (the "Remittance Fee"), provided, however, that no Remittance Fee shall be owed for copies of the Software returned to Distributor for refund in accordance with the End User License Agreement or
     Section 3.2.
3.2 Returns. Distributor agrees to honor any refund requests received from its Point of Sale Providers or End Users pursuant to the terms of the applicable End User License Agreement relating to the Software distributed by Distributor or as otherwise mutually agreed in writing by the parties.
3.3 Cost of Distribution. Vendor shall pay distribution fees, if any, to Distributor for distribution under this Agreement as set forth in Exhibit B (the "Distribution Fees").
3.4 Registration Information. Subject to any applicable laws, Distributor will provide Vendor, in conjunction with remittance of Payments and Reports to Vendor, End-User registration information, which may include Customer Name, Email, and Address Information, as provided by End-User, for (i) End-Users of Publisher Direct Products; or (ii) End-Users of Software distributed through the Release Point of Sale Network, when allowable under Distributor's contracts with Point of Sale Providers.
3.5 Updating Distribution Methods. Release may, from time to time, modify its current distribution practices and/or utilize additional methods of distribution and offer such modified practices or methods to Vendor. In such case, Exhibit A may be updated accordingly.
3.6 Optional Distribution. On a Product-by-Product basis and subject to the terms and conditions of this Agreement, Vendor may grant to Distributor, and Distributor may accept from Vendor, a license as set forth in Section
     2.2. Distribution under such license shall be governed by the following additional terms:
     3.6.1 Point of Sale Provider Agreements. In the event the parties agree to distribution under Section 2.2 through the Release Point of Sale Network, Distributor may establish agreements with Point of Sale Providers, and distribute Software to End Users through points of sale owned and/or operated by such Point of Sale Providers, on such terms and conditions as may be determined by Distributor, and subject to agreement thereto by Vendor, provided that each Point of Sale Provider Agreement includes the Point of Sale Provider Terms attached as Exhibit D (Point of Sale Provider Terms).
     3.6.2 Distribution through Publisher Direct Program. In the event the parties agree to distribution under Section 2.2 through the Publisher Direct Program as defined in Exhibit B, Distributor shall be entitled to operate, place a link to and/or locate a software store on Vendor's World Wide Web sites or other online locations specified by Vendor as mutually agreed by the parties

             (Publisher Direct Program). "Publisher Direct Products" shall mean any Software distributed by Distributor to End Users through the Publisher Direct Program. Vendor shall use commercially reasonable efforts to promote all links on Vendor's World Wide Web sites to software stores or software download technology established under this Agreement including, but not limited to, providing each link in a reasonably accessible and prominent manner. Vendor shall use commercially reasonable efforts to assist Distributor in implementing and/or operating the Publisher Direct Program with respect to the Software. Vendor shall notify Distributor of placement of the location of links and any modifications of the links thereafter.
     3.6.3 Prices. Distributor is free to determine its own prices for the Software distributed to End Users under this Section 3.6.
     3.6.4 Royalties. In the case of Software distributed through the Release Point of Sale Network under the license set forth in Section 2.2, Distributor will pay Vendor a royalty in accordance with the Point of Sale Network Royalty Schedule set forth in Exhibit C and, in the case of the distribution of Software through the Publisher Direct Program under the license set forth in Section 2.2, Distributor will pay Vendor a royalty in accordance with the Publisher Direct Royalty Schedule set forth in Exhibit C (collectively referred to herein as the "Royalty" or "Royalties"), provided that no Royalty shall be owed for: (a) copies of the Software returned to Distributor for refund in accordance with the End User License Agreement or Section 3.2.

4. Delivery and Support Obligations
-----------------------------------

4.1 Initial Deliverables. Vendor will deliver the current version of the Software, Documentation, Distributor Materials, and End User License Agreement to Distributor for preparation by Distributor as described in
     Section 3.1. Vendor will provide the Software on master disks or in another mutually agreeable electronic format that can be reproduced by Distributor, and one copy of the Documentation, Distributor Materials and the End User License Agreement in electronic form. If applicable, Vendor will also provide Distributor with the specifications for the preparation of the Software as required in Exhibit G.
4.2 New Versions. As may be agreed by the parties, Vendor may provide Distributor with copies of all new releases, updates, or revisions of the Software and Documentation for preparation and sale by Distributor. Vendor will notify Distributor of its plans for each new release, update, or revision of the Software or Documentation within a reasonable time prior to such release.
4.3 Support For End Users. Vendor will provide support to End Users of the Software to be distributed hereunder, in accordance with its then-current published software support policy.
4.4 Support for Distributor. Vendor will provide Distributor, without charge, reasonable technical information, current maintenance documentation, and telephone assistance needed to enable Distributor to effectively reproduce, prepare, and distribute the Software under this Agreement.
         Distributor is not entitled to the source code for the Software.

5. Warranties
-------------

5.1 Authority of Vendor. Vendor represents that it has the right and authority to enter into this Agreement and to grant to Distributor the rights to the Licensed Materials granted in this Agreement.
5.2 Media and Format. Vendor warrants to Distributor that the media and format in which the Software is delivered to Distributor are free from defects in material, format and workmanship. Vendor agrees to replace any media and format delivered to Distributor that prove defective.
5.3 Non-infringement. Vendor warrants to Distributor that the reproduction and distribution of the Licensed Materials by Distributor through its own Points of Sale, through Points of Sale owned and/or operated by Point of Sale Providers, or as part of the Publisher Direct Program, the use of the Vendor Trademarks in connection therewith, and the use of the Licensed Materials by End Users will not infringe or misappropriate the patent, copyright, trademark, service mark, trade secret or other proprietary rights of any third party.
5.4 Contents of Licensed Materials. Vendor represents to Distributor that the Licensed Materials do not contain (i) any material that is libelous or defamatory or obscene or otherwise violates the rights of any person or entity or any applicable law, or (ii) any computer virus, trojan horse, worm or other contaminating or destructive feature.
5.5 End User Warranties. Vendor will provide a warranty for the End Users of the Software as set forth in the End User License Agreement. Distributor is not authorized to make, and represents that it shall not make, any other warranties on Vendor's behalf.
5.6 Authority of Distributor. Distributor represents that it has the right and authority to enter into this Agreement.
5.7 Replication. Distributor represents that it will accurately replicate the Software and Documentation.
5.8 DISCLAIMER. THE FOREGOING ARE THE ONLY WARRANTIES MADE BY VENDOR AND DISTRIBUTOR. VENDOR AND DISTRIBUTOR SPECIFICALLY DISCLAIM ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, SECURITY, AND FITNESS FOR A PARTICULAR PURPOSE.

6. Payment Terms
----------------

6.1 Distributor's Credit Risk. Distributor shall assume the risk of transactions that are unpaid as a result of credit card charge-backs (excluding customer returns pursuant to Section 3.2, which shall be the sole responsibility of Vendor).
6.2 Payment and Reports. Within [***] days after the end of each month, Distributor will remit to Vendor the Royalty and Remittance Fees due on copies of Software sold to End Users during the immediately preceding month, and provide Vendor with an electronic and written report specifying the number of copies of Software sold in the preceding month and a calculation of the amounts due to

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

     Vendor. Distributor may from time to time adjust the Royalty and Remittance Fee payments to reflect returns and refunds. Vendor shall pay all fees owed to Distributor within [***] days of invoice by Distributor, [***].
6.3 Books and Records. Distributor agrees to maintain adequate books and records relating to the distribution and sale of Software to End Users. Such books and records shall be available at their place of keeping for inspection by Vendor or its representatives for the purpose of determining whether the correct Royalties and Remittance Fees have been paid to Vendor in accordance with the terms of this Agreement and whether Distributor has otherwise complied with the terms of this Agreement. Vendor shall have the right to conduct such an audit upon fifteen (15) days advance notice twice each calendar year during Distributor's regular working hours. If such an audit discloses an underpayment of more than [***] over any one
     (1) year period, Distributor shall pay the costs of such audit.
6.4 Failure to Pay. Any Royalty, Distribution Fee, Remittance Fee or any other payment required under this Agreement that is not paid when due shall bear interest at the rate of [***] per month, or at the highest contract rate allowed by law, whichever is less, from its due date until paid.
6.5 Other Charges. Distributor shall be responsible for the fees charged by banks and credit card companies relating to the Transaction Processing Services.

7. Confidentiality
------------------

Receiving Party shall not use Confidential Information disclosed hereunder (other than as expressly permitted hereunder), nor shall either party disclose Confidential Information to a third party during the term, or for two (2) years following expiration or termination of this Agreement, without the prior consent of the Disclosing Party Vendor shall promptly notify Distributor of any actual or suspected, unauthorized use or disclosure of Distributor Confidential Information.

These obligations shall not apply to Confidential Information: (a) known to the Receiving Party prior to disclosure hereunder; (b) which, subsequent to disclosure, enters the public domain through no fault of either party; (c) is disclosed, without restriction to the Receiving Party, by a third party having a right to do so; or (d) is developed by the Receiving Party independent of any Confidential information.

8. Vendor Trademarks
--------------------

Distributor acknowledges that the Vendor Trademarks are trademarks owned solely and exclusively by Vendor and agrees to use the Vendor Trademarks only in the form and manner (with appropriate legends) prescribed by Vendor. Distributor agrees not to use any other trademark or service mark in connection with any of the Vendor Trademarks without prior approval of Vendor. All use of the Vendor Trademarks shall inure to the benefit of Vendor.

9.   Indemnification
--------------------

9.1 By Vendor. Vendor will defend, indemnify, and hold Distributor harmless from and against any and all liabilities, losses, damages, costs, and expenses (including legal fees and expenses) associated with any claim or action ("Claim") brought against Distributor arising out of any breach or alleged breach by Vendor of its representations and warranties set forth in
     Section 5 provided that Distributor promptly notifies Vendor of any such Claim and allows Vendor to control, and fully cooperates with Vendor in, the defense of such Claim and all related settlement negotiations. Vendor shall have no liability for any settlement or compromise made without its consent. Upon notice of such a Claim, or upon Vendor's conclusion that such a Claim is likely, Vendor shall have the right, at its option, to obtain the right for Distributor to continue to exercise the rights granted under this Agreement, substitute other software with similar operating capabilities, or modify the Software so that it is no longer subject to such a Claim. If none of the above options are reasonably available, Vendor may terminate this Agreement.
9.2 By Distributor. Distributor shall defend, indemnify and hold Vendor harmless from and against any and all liabilities, losses, damages, costs, and expenses (including legal fees and expenses) associated with any Claim brought against Vendor arising out of any breach or alleged breach by Distributor of its representations and warranties set forth in Section 5, provided that Vendor promptly notifies Distributor of any such Claim and allows Distributor to control, and fully cooperates with Distributor in, the defense of such Claim and all related settlement negotiations. Distributor shall have no liability for any settlement or compromise made without its consent.

10.  Limitation of Liability
----------------------------

EACH PARTY'S LIABILITY TO THE OTHER PARTY SHALL BE LIMITED TO DIRECT DAMAGES AND, EXCEPT AS PROVIDED IN THE SECTION TITLED "INDEMNIFICATION," SHALL NOT EXCEED THE AMOUNT RECEIVED BY THAT PARTY UNDER THIS AGREEMENT. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) ARISING OUT OF THIS AGREEMENT, HOWEVER CAUSED, UNDER ANY CAUSE OF ACTION OR THEORY OF LIABILITY, EVEN IF PREVIOUSLY ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.  Term and Termination
-------------------------

11.1 Term. This Agreement will continue in effect for one (1) year from the date hereof ("Initial Term"). Upon expiration of the Initial Term and each Renewal Term thereafter, this Agreement will be automatically renewed for an additional one (1) year term ("Renewal Term") unless terminated by either party upon ninety (90) days notice prior to the expiration of the Initial Term or any Renewal Term.
11.2 Termination for Breach. Either party may terminate this Agreement in the event of a material breach of the terms or conditions of this Agreement by the other party if that

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

     breach is not cured within thirty (30) days of written notice from the party not in breach, in addition to these rights of termination, each party will have the right, in the event of an uncured material breach by the other party, to avail itself of all remedies or causes of action, in law or equity, for damages as a result of such breach.
11.3 Termination for Convenience. Either party may terminate this Agreement at will, at any time during the term of this Agreement, with or without cause, by written notice given to the other party not less than sixty (60) days prior to the effective date of such termination.
11.4 Effect of Termination. Upon termination of this Agreement for any reason, Distributor shall immediately cease replication of the Software and Documentation, and will return to Vendor the master versions of all Software, Documentation, and Confidential Information of Vendor. Distributor shall remit all Royalties and other fees due Vendor within [***] days of such termination. Sections 2.5, 2.6, 5, 7, 9, 10, 11 and 12 (as applicable) shall survive any termination or expiration of this Agreement.
11.5 Effect on End Users. Termination or expiration of this Agreement will not affect the rights of any End User under the terms of the End User License Agreement.

12.  General Provisions
-----------------------

12.1 Assignment. This Agreement will bind and inure to the benefit of each party's permitted successors and assigns. Neither party may assign this Agreement, in whole or in part, without the other party's written consent; provided that either party may assign this Agreement without such consent in connection with any merger, consolidation, sale of all or substantially all of the party's assets or any other transaction in which more than fifty percent (50%) of the party's voting securities are transferred provided that the successor or assign assumes in writing all of such party's obligations hereunder.
12.2 Notices. All notices and demands hereunder shall be in writing and shall be served by mail at the address of the receiving party set forth in this Agreement. All notices or demands by mail shall be by certified or registered mail, return receipt requested, or by nationally recognized private express courier or delivery service and shall be deemed effective upon receipt.
12.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California and the United States, without reference to choice of law provisions thereof.
12.4 Relationship of the Parties. Each party is acting as an independent contractor and not as an agent, partner, or joint venture with the other party for any purpose. Except as provided in this Agreement, neither party shall have any right, power, or authority to act or to create any obligation, express or implied, on behalf of the other.
12.5 Force Majeure. Neither party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, failure of supplies to perform, governmental regulations, power failures, earthquakes, or other disasters.
12.6 Headings. The titles and headings of the various sections and paragraphs in this Agreement are intended solely for reference and are not intended for any other purpose whatsoever or to explain, modify, or place any construction on any of the provisions of this Agreement.
12.7 All Amendments in Writing. No provisions in either party's purchase orders, or in any other business forms employed by either party, will supersede the terms and conditions of this Agreement, and no supplement, modification, or amendment of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.
12.8 Entire Agreement. The parties have read this Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, between them relating to the license and to the subject matter hereof. No representations or statements of any kind made by either party that are not expressly stated herein shall be binding on such party.

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

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date specified above.

DISTRIBUTOR: RELEASENOW.COM
             --------------

SIGNED BY:      /S/ Michael J. Maulick
              -------------------------

PRINTED NAME:  M.J. Maulick
              -------------------------

TITLE:         President
              -------------------------

ADDRESS:       990 COMMERCIAL STREET
              -------------------------

               SAN CARLOS. CA 94070 USA
              -------------------------

PHONE:         650-508-2400
              -------------------------

FAX:           650-508-2490
              -------------------------

E MAIL:        INFO@RELEASESOFT.COM
              -------------------------

DATE:         _________________________


VENDOR:       Macromedia Inc.
              -------------------------

SIGNED BY:     /s/Stephen Elop
              -------------------------

PRINTED NAME:  Stephen Elop
              -------------------------

TITLE:         SVP
              -------------------------

ADDRESS:       600 Townsend St
              -------------------------

               San Francisco, CA 94103
              -------------------------

PHONE:         415-252-2000
              -------------------------

FAX:           415-626-0554
              -------------------------

EMAIL:         selop@macromedia.com
              -------------------------

DATE:          6/28/99
              -------------------------

[RELEASE LOGO]

                                   EXHIBIT A
                     TECHNOLOGY AND SERVICE SPECIFICATIONS

1.   Online Store

ReleaseNow.com will create a private-label online store solution that allows for electronic purchase of goods. The store may allow for both electronically and physically fulfilled products. In this solution, users can browse various products and select one or more for purchase in a "shopping cart" mechanism. Users pay instantly through the Internet, and receive electronic confirmation of the order. Release will be responsible for the creation, hosting, and maintenance of Vendor's online store HTML pages.

Delivery of digital content occurs via the Internet in a "Vending Machine" solution. Digital products are hosted and delivered from a Release FTP server, which users may access following confirmation of successful electronic payment.

Non-digital goods that require physical delivery are processed online and fulfilled by the Vendor or Vendor fulfillment partner. Transactions concerning physical products shall be messaged to the designated fulfillment house via electronic communication on each business day.

2.   Wrapper Technologies

Release offers its proprietary SalesAgent wrapper technology and the Vbox wrapper and Ziplock Electronic Software Delivery system. Release's wrapping services are designed to provide innovative marketing and distribution of software applications and content. Release can perform Trial, Rental, and Buy-Only wrappers. Trials can take multiple forms of time and use-based trials. The Vbox and Ziplock ESD system provides for two tier distribution, three step interaction, and automatic download resume capability, in addition. For special applications, some customization of wrapping services can be made for additional charge. Release wrapping services can provide software protection for electronic and physical media distribution, and allows users to pay for software instantly over the internet through the use of transaction processing services maintained and run by ReleaseNow.com. Check with your sales representative for the wrapping technology appropriate for your application.

Wrapper Implementations

Windows: Native Windows 95, 98 and Windows NT applications. (SalesAgent; Ziplock/Vbox)
Macintosh: System 7.05 and above (SalesAgent; Ziplock/Vbox Fall 1999.)

3.   Transaction Processing Services

ReleaseNow.com's transaction processing services allow users to pay for Software using Visa, Mastercard, Discover, and American Express cards.

For all ReleaseNow.com technology solutions, transactions are accepted 24-hours per day, seven days per week through the Internet and a direct modem dial-up network. For SalesAgent Wrappers, transactions are also accepted via interactive voice response/telephone operator service (phone), mail and fax transactions.

ReleaseNow.com's transaction processing services immediately validate credit cards and, in the case of modem and Internet transactions, automatically return an unlocking signal back to the SalesAgent client module or the Online Store. For phone, mail and fax transactions concerning the SalesAgent Wrapper, Release returns an unlocking code to the user for manual entry.

[RELEASE LOGO]

                     TECHNOLOGY AND SERVICE SPECIFICATIONS

4.   Customer Support

As part of our transaction processing, ReleaseNow.com provides email and phone support to customers. Toll-free phone service is available in the United States and Canada. Current hours, which are subject to change, are 8:00 AM to 5:00 PM PST Monday through Friday. ReleaseNow.com manages all billing services, such as customer returns, and all customer service related to the product sales. Issues related to physical product fulfillment shall be communicated to the fulfillment vendor.

5.   Reporting

Release provides two mechanisms of electronic reporting, which are subject to change at Release's discretion. In addition to these services, Release provides electronic monthly reports, and hard-copy reports with the remittance of the Vendor Royalty each month.

(1) SalesManager is the name of the current secure online query utility. In SalesManager, Vendors may generate custom reports based on specific criteria, such as product name, channel of sale, date, or end user. SalesManager reports are presented [***] and are also available [***] standard text file format.

(2) FTP text file reports are generated each business day and [***]. FTP reports are delimited text file reports containing transaction data for the previous day (or weekend). FTP reports are useful for fulfillment of physical goods and for feeding data into Vendor accounting systems.

[RELEASE LOGO]


                                   EXHIBIT B
SERVICE SELECTION AND DISTRIBUTION FEE

     Initial below to accept
    ----------------------------------------------------------------------------
     DISTRIBUTION RELEASE POINT OF SALE NETWORK
    ----------------------------------------------------------------------------
     1. Distribution Fee                                                  [***]
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     PUBLISHER DIRECT SERVICES
    ----------------------------------------------------------------------------
     2. Online Store Creation Fee
--------------------------------------------------------------------------------
         Check boxes to specify store needs:
     [ ] Vending machine for Electronic Delivery
     [ ] Physical or subscription goods ordering
         (requires shipping calculation and daily FTP reporting)
     [ ] Shopping Cart functionality
     [ ] Sales Tax License and Calculation

    ----------------------------------------------------------------------------
     3A  Remittance Fee Direct (% of Actual Retail Price) However,         [***]
         when sales exceed [***] in any month the Remittance Fee
         Direct increases to [***] for all sales in excess of [***]
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     3B  Transaction Fee Distribution (%)
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     4.  Persistent Wrapper Fee                                            [***]
--------------------------------------------------------------------------------
         Customizations must be scheduled and will require additional charges for work beyond one day
         Fee applies per build.
         See Build specifications in Exhibit G
         Persistent wrappers enable try before you buy and rental models.
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     5.  Hosting and Maintenance Fee (monthly)
--------------------------------------------------------------------------------
     [ ] Online Store hosting and maintenance
     [ ] Software hosting and downloads
         Additional Fees may apply for hosting over [***]
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     6.  Reporting (monthly)                                              [***]
--------------------------------------------------------------------------------
     [ ] SalesManager (Not available for Distribution only accounts)
     [ ] FTP Weekday Reports
         Monthly statements (electronic and hard copy)
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
     7   Sales Tax License Fee (Annual)                                   [***]
--------------------------------------------------------------------------------
         Optional.
    ----------------------------------------------------------------------------
     8   Other Service Fee (Annual)
--------------------------------------------------------------------------------

    ----------------------------------------------------------------------------
                 TOTAL FEES (Invoicing to occur at month's end)
    ----------------------------------------------------------------------------

Vendor Signature:         /s/ Stephen Elop    Date Updated:  June 1, 1999
                       -------------------                ----------------

Distributor Signature:    /s/ M. J. Maulick   Date Updated:  6/28/99
                       --------------------               ----------------

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[Release logo]

                                   EXHIBIT C
                               ROYALTY SCHEDULES

Vendor Name: ___________________________

ROYALTIES FOR DISTRIBUTION THROUGH RELEASE POINT OF SALE NETWORK:

----------------------------------------------------------------------------------------------------------------------------------
Product Name         Mfr. Part #  Version  Platform   Selling       Distributor       Royalty Paid To     Serial No.    TradeMarks
                                                       Price          Discount             Vendor          Required
                                                                   (% off Price)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

PUBLISHER DIRECT PROGRAM:

Royalties for the distribution of Software under the Publisher Direct Program shall be calculated based on the above royalty schedule, except the Distributor Discount per transaction shall be the greater of: (1) [***] of the Software Selling Price or (2) [***]

Date Updated: ___________________       Vendor Signature:   /s/ Stephen Elop
                                                         -----------------------

                                        Distributor Signature: /s/ M. J. Maulick
                                                              ------------------

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

[RELEASE LOGO]

                                   EXHIBIT D

                         POINT OF SALE PROVIDER TERMS

Each Point of Sale Provider Agreement between Distributor and a Point of Sale Provider shall contain terms substantially similar in intent and legal effect to the following:

1.   Distribution Through Point of Sale Owned and/or Operated by Point of Sale
------------------------------------------------------------------------------
     Provider
     --------
1.1 Territory. Point of Sale Provider will allow Distributor to distribute Software through Points of Sale owned and/or operated by Point of Sale Provider solely to End Users located in the Territory.
1.2 Preparation. Software shall be distributed only as prepared by Distributor, with all preparation, warranties, disclaimers and End User License Agreements intact. Point of Sale Provider will make copies of the current End User License Agreement available to End Users.
1.3 Returns. Point of Sale Provider agrees to honor any refund requests received from End Users purchasing Software through its Points of Sale pursuant to the terms of the End User License Agreement.

2. Other Issues
---------------

2.1 Support for Point of Sale Provider. Point of Sale Provider understands and acknowledges that Vendor will not provide any support direct to Point of Sale Provider and that any support required by Point of Sale Provider should be obtained from Distributor.
2.2 End User Warranties. Vendor will provide a warranty for the End Users of the Software as set forth in the End User License Agreement. Point of Sale Provider is not authorized to make any other warranties on Vendor's behalf.
2.3 DISCLAIMER. THE FOREGOING ARE THE ONLY WARRANTIES MADE BY VENDOR. VENDOR MAKES NO WARRANTIES TO POINT OF SALE PROVIDER AND SPECIFICALLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

[RELEASE LOGO]

                                   EXHIBIT E

                       Vendor End User License Agreement
End User License Agreement is embedded in the software.

[RELEASE LOGO]

                                   EXHIBIT F

                              PRODUCT INFORMATION

Please provide separate information for each product in electronic format. If product information already exists in HTML format and is available for our use, please provide the appropriate URL and graphics to your Release Account Manager.

Company Web Address:
Product Information:
 .    Full name of product:
 .    Product version number:
 .    Should version be displayed with title?:
 .    File size:

Product Description:
 .    Category (graphics, business, utility, game, etc):
 .    12 words) 1-2 Sentence grabber:
 .    (150 word minimum) Full product description:
 .    Short bulleted list of product features:
 .    Keywords (5 words or more):
Note: Keywords are used when customer performs a search for a type of product

Minimum System Requirements:
 .    Processor (CPU) Speed:
 .    Operating System:
 .    RAM:
 .    Hard disk space:
 .    CD-ROM speed (if applicable):
 .    Misc. hardware requirements:
 .    Any software requirements:

Note: If this is a program for a Handheld or Palm device,
please also include system requirements for the 'host' (desktop) computer.
 .    Processor (CPU) Speed:
 .    Operating System:
 .    RAM:
 .    Hard disk space:

Graphics: (Please provide via E-Mail)
 .    Box Shot- any image format in portrait dimension, minimum size 100x120 pixels.
 .    Company Logo (optional)

Any special notes about software title:

POINT OF SALE products: Please indicate one PRIMARY and one SECONDARY Category for each product.
 .    Business (home or corporate)
 .    Edutainment (Includes Games/Entertainment and Education)
 .    For Games, please select RSAC Game rating (V1 to V4, N1 to N4, L1 to
     L4)_____
 .    For Education, please select Educational Age rating: (e.g. Ages 4-7 or Ages
     7-12 or Ages 5-10, etc.)____
 .    Graphics
 .    Web Design
 .    Multimedia
 .    Home
 .    Reference
 .    Internet
 .    PDA/Mobile Computing
 .    Utilities

[RELEASE LOGO]

                                   EXHIBIT G

                         SALESAGENT BUILD INSTRUCTIONS

1.    Product Name: _________________________________________________

2.    Build Type (Trial, Buy-Only or Try-Only): __________________________

3.    Product Price: _______________

4.    Trial Length:_______________________________(days)

5.    Features Disabled _____________________________________________(if any)

6.    Product Platform: _____ 32bit Windows _____ 16 bit Windows___MAC PPC / 68K

7.    Installer Program: _____InstallShield ______WiseInstaller____InstallerVise

8.    SKU-numbers: ______________________________ (if applicable)

9.    Charge Tax: _______________________________ (if applicable)

10.  Serial Numbers:___________     (if applicable)
     .    Please provide a block of 1000 serial numbers to your account manager.
     . IF your products require serial numbers to complete installation of the product, we will need a modified version of your installation script which feeds in a "demo" serial number, and enables the launch of your product.

12.  Channel Codes (Stamping Codes)
     Please provide any combination of three-digit codes and textual description for reporting purposes.

     .    Code: ______________  Textual description of code: _______________

     .    Code: ______________  Textual description of code: _______________

     .    Code: ______________  Textual description of code: _______________

[Release logo]

                         SALESAGENT BUILD INSTRUCTIONS


13.  SalesAgent Splash Screen Bitmap

     . Please provide a product bitmap for the SalesAgent splashScreen which appears upon launch of the product. The size should be 536 X 269 pixels, 256 color. You can use this space to promote your product however you wish. Many vendors use their Installer bitmap and then add language.
     .    Your Bitmap must contain the following text:
     .    Sales Agent copyright 1996TM ReleaseNow.com, All Rights Reserved

14.  Marketing / Custom Text Language for SalesAgent Splash Screens

          We can place 250 words in that space below the bitmap for promotional language, both during the trial and after expiration. We have general language, or you can give us your own. Please see the samples below:

          .    TRIAL PERIOD LANGUAGE

          .    POST TRIAL PERIOD LANGUAGE

          .    POST PURCHASE LANGUAGE

15.  Note Special Requirements:

16. Please return the build specifications with the GoldMaster version of your software to:

          ESD Center
          ReleaseNow.com
          990 Commercial St.
          San Carlos, CA 94070

Attn: (Account Manager)

                               AMENDMENT NO. 1 TO
                ELECTRONIC SOFTWARE DISTRIBUTION (ESD) AGREEMENT


This Amendment No. 1 to Electronic Software Distribution (ESD) Agreement is made this __ day of January, 2000 between Macromedia, Inc., a California corporation with its principal place of business at 600 Townsend Street, San Francisco, CA 94103 ("Vendor") and Releasenow.com, a Delaware corporation with principal offices at 990 Commercial Street, San Carlos, CA 94070 ("Distributor").

WHEREAS, Vendor and Distributor are parties to an Electronic Software Distribution (ESD) Agreement dated as of June 28, 1999 ("Agreement") and wish to supplement that Agreement with the terms contained herein ("Amendment"); and

WHEREAS, under the Agreement, Distributor has created an online store for Vendor ("ESD Store") wherein it enables electronic distribution of software, including web store management, merchandising, transaction processing and box fulfillment from Vendor's website through a version of Distributor's SalesAgent technology which affords customers the opportunity to try limited-feature versions of Vendor's products before they purchase them; and

WHEREAS, under the Amendment, Distributor wishes to create an enhanced version of its ESD Store using a version of its SalesAgent technology which allows users to purchase and download full-featured versions of Vendor's products from Distributor, using Distributor's SalesAgent technology as well as Preview Technology's encryption technology currently named "Ziplock" ("Enhanced Store");

NOW THEREFORE, the parties agree as follows:

1. Distribution.

1.1 Exhibit A (Technology and Service Specifications)
    -------------------------------------------------

1.1.1 Exhibit A of the Agreement (Technology and Service Specifications) shall be amended as follows:

Section 1 (Online Store), shall be amended by the addition of the following language at the end of the third paragraph:

"The Enhanced Store shall also include the following:

a. Custom e-Store Templates, per specifications supplied by Macromedia,
b. Branded in accordance with Macromedia's guidelines;
c. Multiple purchase support;

d. Full support for the most current versions of Preview Technology's encryption software currently marketed under the name "Ziplock";
e. Full Q & A and testing of the Enhanced Store; and
f. Custom Box fulfillment checkbox solution per Macromedia's instructions.

1.1.2. Section 2 (Wrapper Technologies) shall be amended by the deletion of the sentences "For special applications, some customization of wrapping services can be made for additional charge" and "Check with your sales representative for the wrapping technology appropriate for your application". The following language shall also be added at the end of the first paragraph:

"The Enhanced Store shall at all times fully implement the most current version of Preview Technology's encryption technology currently named "Ziplock" (Preview version 3.3.1), any upgrades to the current version will occur upon mutual consent of both parties, and shall provide encryption for all titles designated by Macromedia, as well as full Q & A and testing for such encryption. Vendor agrees to provide Distributor with all assets (i.e., golden master, graphics, text and serial numbers) for such titles at least [***] business days prior to launch of each such title"

1.1.3 Section 4 (Customer Support) shall be amended by the addition of the following: "Vendor shall provide (either itself or through a third party vendor) worldwide customer service, and all necessary support, training and access to interfaces and other required technology [***] or any other third party customer service vendor designated by Macromedia, provided that Vendor shall reimburse Distributor for all documented out-of-pocket expenses related thereto, which shall in no event exceed [***]."

1.1.4 Section 5 (Reporting) shall be amended by the addition of the following paragraph at the end of the section:

"In addition to the reports described above, Distributor will provide:

a. Customized reporting for Vendor's backend solution;
b. Detailed customer service reports;
c. Tool development creation;
d. Full Q & A and testing of the Enhanced Store.

1.2 Exhibit B (Service Selection and Distribution Fee)
    --------------------------------------------------

Exhibit B shall be modified as follows: The following sentence shall be added at the end of section 2 (Online Store Creation Fee): "For all services related to the Enhanced Store, Vendor shall pay Distributor [***]. [***].

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2. Term and Termination.

2.1 Section 11.3 (Termination for Convenience). At the end of this section, an
    ------------------------------------------
additional sentence shall be added as follows: [***]

3. No Effect on Agreement.

Except as specifically amended by the terms of this Amendment, the terms of the Agreement shall remain in full force and effect.


IN WITNESS WHEREOF, the parties have executed this Amendment as of the date specified above.


DISTRIBUTOR:  RELEASENOW.COM

By:  ______________________________
Printed Name:  ____________________
Title:  ___________________________
Date: _____________________________


VENDOR:  MACROMEDIA, INC.

By: _______________________________
Printed Name:  ____________________
Title:  ___________________________
Date:  ____________________________

[***] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.